SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2003

VARIFLEX, INC

(Exact name of registrant as specified in charter)

Delaware	0-24338	95-3164466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5152 North Commerce Ave

Moorpark, California 93021

(Address of principal executive offices)

(805) 523-0322

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On May 27, 2003, Variflex, Inc issued a press release setting forth its results for its third fiscal quarter ended April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit Index

99.1	Press release dated May 27, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIFLEX, INC

Date: May 27, 2003	By:	/s/ PETAR KATURICH
	Name:	Petar Katurich
	Title:	Chief Financial Officer